UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 28, 2010

                             AMP PRODUCTIONS, LTD.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                          Commission file # 000-51824
                            (Commission File Number)

                                   98-0400189
                       (IRS Employer Identification No.)

                          1440-3044 Bloor Street West
                            Toronto, Ontario M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                 (604) 628-5375
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03:  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On September 28, 2010, AMP Productions Ltd. (the "Company") was informed by the Nevada Secretary of State that the Company's Amended and Restated Articles of Incorporation were accepted, as filed, on September 23, 2010. The Articles of Incorporation were amended by consent to action of shareholders owning a majority of the voting power of the Company's stock on July 30, 2010. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3     Amended and Restated Articles of Incorporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMP PRODUCTIONS LTD.


                                   /s/ Thomas Mills
                                   Thomas Mills
                                   President and Director
                                   Date: September 29, 2010